Filed pursuant to Rule 497(e)
File Nos. 333-185238 and 811-22743

BLACKSTONE ALTERNATIVE INVESTMENT FUNDS

Blackstone Alternative Multi-Manager Fund

Blackstone Alternative Multi-Strategy Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated September 1, 2015 to the

Prospectus of each Fund and the Statement of Additional Information each dated July 29, 2015

Addition of Sub-Adviser

Pursuant to action taken by the Board of Trustees, IPM Informed Portfolio Management AB (“IPM”) will serve as a sub-adviser to each Fund.

Effective immediately, each Fund’s Prospectus and the Statement of Additional Information are revised as follows:

The lists of sub-advisers to each Fund in their respective “Principal Investment Strategies” section, “Management of the Fund” section, and “More on the Fund’s Investment Strategies, Investments, and Risks—Investment Strategy” section in each Prospectus are revised to include IPM and, as applicable, its corresponding strategy and sub-strategy:

Sub-Adviser	Strategy	Sub-Strategy
IPM Informed Portfolio Management AB	Macro Strategies	Systematic Diversified

The following disclosure is added to the section “More on Fund Management—Adviser and Sub-Advisers—Sub-Advisers” in each Fund’s Prospectus:

•	IPM Informed Portfolio Management AB (“IPM”), located at Mäster Samuelsgatan 6 PO Box 7717 SE-103 95 Stockholm Sweden, an investment adviser registered with the SEC and a commodity trading advisor registered with the CFTC, manages a portion of the Fund’s assets using Macro Strategies. Founded in 1998, IPM had approximately $4.85 billion in assets under management July 31, 2015.

The following disclosure is added to the section “Investment Management and Other Services—The Sub-Advisers” in the Statement of Additional Information:

IPM Informed Portfolio Management AB (“IPM”). The principal owners of IPM are Catella Group and IPM’s employees.

Shareholders should retain this Supplement for future reference.